POWER OF ATTORNEY

      Know all by these presents that the undersigned hereby constitutes and appoints each of

Joseph H. Fretz and Robert N. Martin, signing singly, and with full power of substitution, the undersigned?s true and lawful attorney-in-fact to:

1. execute for and on behalf of the undersigned, in the undersigned?s capacity as an officer and/or director of M.D.C. Holdings, Inc. (the "Company"), Forms 3, 4 and 5 in

accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder as such forms, laws and rules may be amended from time to time;

2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5, any amendment thereto, and the timely filing of such Form with the United States Securities and Exchange Commission, the New York Stock Exchange, and any other authority where such Form is required to be filed; and

3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact?s discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-

in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned?s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

      IN WITNESS WHEREOF, the undersigned caused this Power of Attorney, effective as of November 1, 2020.

_/s/ Rebecca Givens

Signature

Rebecca Givens

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